                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 5, 1999
                                                           -------------



                              Escalon Medical Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         California                     0-20127                  33-0272839
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)




351 East Conestoga Road, Wayne, Pennsylvania                        19087
--------------------------------------------                      ----------
  (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (610) 688-6830
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 5, 1999, Escalon Medical Corp. (the "Registrant") consummated transactions under a Bill of Sale and Acceptance Agreement between the Registrant and Alcon Laboratories, Inc. ("Alcon Laboratories") and a Bill of Sale and Acceptance Agreement between the Registrant and Alcon Universal, Ltd. ("Alcon Universal" and collectively with Alcon Laboratories, the "Buyers"), pursuant to which:

         (i) for a cash purchase price of $959,835, Alcon Laboratories purchased all of the Registrant's inventory of 5% Betadine Sterile Ophthalmic Solution ("5% Betadine Solution"); and

         (ii) for an aggregate purchase price of $1,100,000, the Registrant: (A) transferred to Alcon Universal the Registrant's customer list for 5% Betadine Solution; (B) terminated the Distribution and License Agreement dated August 31, 1995 between the Registrant, as assignee of EOI Corp. (formerly Escalon Ophthalmics, Inc.), and The Purdue Frederick Company ("Purdue Frederick"), pursuant to which the Registrant had the exclusive right to distribute 5% Betadine Solution, in order to permit Purdue Frederick to enter into an exclusive distribution agreement for 5% Betadine Solution with Alcon Universal; and (C) agreed with Alcon Universal that the Registrant will not distribute or sell 5% Betadine Solution in the United States for a period of five years after the date of the Agreement.

         No material relationship exists between (i) the Registrant and either of the Buyers, (ii) any director or officer of the Registrant and any director or officer of either of the Buyers or (iii) any associate of any director or officer of the Registrant and any associate of any director or officer of either of the Buyers. The purchase prices under the Agreements were determined by arms' length negotiations between the Registrant and the Buyers.



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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Unaudited Pro Forma Financial Information.

          The following unaudited pro forma condensed consolidated financial information has been prepared to reflect the transaction under a Bill of Sale and Acceptance Agreement between the Registrant and Alcon Laboratories, Inc. and a Bill of Sale and Acceptance Agreement between the Registrant and Alcon Universal, Ltd. (the "Transaction"). The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and related notes included in the Registrant's Annual Report on Form 10-K for the period ended June 30, 1998 and the condensed consolidated financial statements for the six months ended December 31, 1998 in the Registrant's Quarterly Report on Form 10-Q for period ended December 31, 1998, which reports are incorporated herein by reference.

          The unaudited pro forma condensed consolidated statement of operations gives effect to the Transaction as if it had occurred at the beginning of the periods presented.

          The unaudited pro forma condensed consolidated balance sheet gives effect to the Transaction as if it had occurred on December 31, 1998.

          The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the Transaction had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

                                                           REGISTRANT            PRO FORMA
                                                             ACTUAL             ADJUSTMENTS               PRO FORMA
                                                             ------             -----------               ---------
Sales revenues                                         $     5,942,004     $     (976,447)      (1)   $   4,965,557

Costs and expenses:
     Cost of goods sold                                      2,588,500           (416,980)      (2)       2,171,520
     Research and development                                  494,895              -                       494,895
     Marketing, general and administrative                   2,805,454           (335,081)      (3)       2,470,373
                                                      -----------------  ---------------------      --------------------
              Total costs and expenses                       5,888,849           (752,061)                5,136,788
                                                      -----------------  ---------------------      --------------------
Income (loss) from operations                                   53,155           (224,386)                 (171,231)
Other income, net                                              118,317               -                      118,317
                                                      -----------------  ---------------------      --------------------
Net income (loss)                                     $        171,472     $     (224,386)           $      (52,914)
                                                      =================  =====================      ====================




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


                                                           REGISTRANT            PRO FORMA
                                                             ACTUAL             ADJUSTMENTS               PRO FORMA
                                                             ------             -----------               ---------

Basic and diluted net loss per share (a)              $         (0.039)                              $       (0.123)
                                                      =================                             ====================

Weighted average shares -
     basic and diluted                                       2,673,093                                    2,673,093
                                                      =================                             ====================


(a) For earnings per share computations, net income was decreased by $ 276,750 for preferred stock dividends and accretion.

(1) Net Betadine sales for fiscal year ended June 30, 1998, $ 976,447.

(2) Direct expenses related to Betadine sales; cost of goods sold, $ 364,758; freight, $ 21,199; and warehousing expense, $ 31,023.

(3) Other direct expenses related to the Betadine product line; license and distribution rights amortization, $ 52,722;.goodwill amortization, $ 66,752; royalties to Purdue Frederick, $95,923; and sales commissions, $119,684.



       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1998


                                                           REGISTRANT                PRO FORMA
                                                             ACTUAL                 ADJUSTMENTS                   PRO FORMA
                                                      -------------------------------------------------           ---------
Sales revenues                                        $     3,460,097         $      (574,365)     (1)      $     2,885,732

Costs and expenses:
     Cost of goods sold                                     1,509,004                (248,025)     (2)            1,260,979
     Research and development                                 341,250                    -                          341,250
     Marketing, general and administrative                  1,397,973                (182,309)     (3)            1,215,664
                                                      ----------------       -----------------              ----------------
              Total costs and expenses                      3,248,227                (430,334)                    2,817,893
                                                      ----------------       -----------------              ----------------
Income from operations                                        211,870                (144,031)                       67,839
Other income, net                                              68,567                    -                           68,567
                                                      ----------------       -----------------              ----------------
Net income                                            $       280,437         $      (144,031)               $      136,406
                                                      ================       =================              ================

Basic net income per share (a)                        $         0.084                                      $          0.037
                                                      ================                                     =================
Diluted net income per share                          $         0.068                                      $          0.033
                                                      ================                                     =================

Weighted average shares - basic                             3,028,668                                             3,028,668
                                                      ================                                     =================
Weighted average shares - diluted                           4,103,394                                             4,103,394
                                                      ================                                     =================


(a) Net income is reduced by $ 24,540,for dividends paid to preferred shareholder and not available for common shareholders' in earnings per share computation.

(1) Net Betadine sales for six months ended December 31, 1998, $ 574,365

(2) Direct expenses related to Betadine sales; cost of goods sold, $ 214,005; freight, $ 14,323; and warehousing expense, $ 19,697.

(3) Other direct expenses related to the Betadine product line; license and distribution rights amortization,$ 26,361; goodwill amortization, $ 33,376; royalties to Purdue Frederick, $ 56,851; and sales commissions,$ 65,721.






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



(4) The sale of the Betadine product line will result in a non-recurring gain of approximately $854,000, net of sale expenses of approximately $25,000.


            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1998

                                                     REGISTRANT              PRO FORMA
                                                       ACTUAL                ADJUSTMENTS                         PRO FORMA
                                               ---------------------    ---------------------             ---------------------
ASSETS
Current Assets:
  Cash and cash equivalents                    $        2,406,665             $ 2,059,835         (1)         $ 4,466,500
  Accounts receivable, net                                873,975                        -                        873,975
  Inventory, net                                          688,079                (274,760)        (2)             413,319
  Investments and other current assets                    613,954                        -                        613,954
                                               ---------------------    ---------------------             ---------------------
    Total current assets                                4,582,673               1,785,075                       6,367,748

License and distribution rights, net                      809,657                (268,007)        (3)             541,650
Goodwill, net                                             904,451                (472,829)        (4)             431,622
Other assets                                              751,601                        -                        751,601
                                               ---------------------    ---------------------             ---------------------
    Total assets                               $        7,048,382             $ 1,044,239                     $ 8,092,621
                                               =====================    =====================             =====================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                            $          861,941             $          -                      $ 861,941

Shareholders' Equity:
  Preferred stock                                         679,231                        -                        679,231
  Common stock                                         45,321,687                        -                     45,321,687
  Treasury stock                                         (118,108)                       -                       (118,108)
  Accumulated deficit                                 (39,696,369)              1,044,239       (1)(2)        (38,652,130)
                                               ---------------------    ---------------------   (3)(4)    ---------------------
    Total shareholders' equity                          6,186,441               1,044,239                       7,230,680
                                               ---------------------    ---------------------             ---------------------
    Total liabilities and shareholders'
            equity                             $        7,048,382             $ 1,044,239                     $ 8,092,621
                                               =====================    =====================             =====================


   (1) Proceeds from sale of Betadine product line, $ 2,059,835.

   (2) To reflect the sale of Betadine inventory valued at $274,760.

   (3) To reflect the retirement of $ 268,007 in unamortized license and distribution rights, allocated at acquisition, to the Betadine product line.

   (4) To reflect the retirement of $ 472,829 in unamortized goodwill allocated, at acquisition, to the Betadine product line.













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
(c)      Exhibits.

         Exhibit No.                            Document
         -----------                            --------

             2.1 Bill of Sale and Acceptance Agreement dated March 5, 1999 between Escalon Medical Corp. and Alcon Laboratories, Inc.

             2.2 Bill of Sale and Acceptance Agreement dated March 5, 1999 between Escalon Medical Corp. and Alcon Universal, Ltd.




                                      -6-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ESCALON MEDICAL CORP.



Date: March 19, 1999                   By:/s/ Douglas R. McGonegal
                                          --------------------------------------
                                           Douglas R. McGonegal,
                                           Vice President--Finance





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



                                  EXHIBIT INDEX



         Exhibit No.                          Document
         -----------                          --------

             2.1 Bill of Sale and Acceptance Agreement dated March 5, 1999 between Escalon Medical Corp. and Alcon Laboratories, Inc.

             2.2 Bill of Sale and Acceptance Agreement dated March 5, 1999 between Escalon Medical Corp. and Alcon Universal, Ltd.



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